UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2026
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 17, 2026, Trinity Rail Leasing 2025 LLC, a Delaware limited liability company (“TRL-2025”) and a limited purpose, indirect, wholly-owned subsidiary of Trinity Industries, Inc. (the “Company”), owned by the Company through the Company's direct, wholly-owned subsidiary Trinity Industries Leasing Company (“TILC”), issued (i) an aggregate principal amount of $447,439,000 of TRL-2025’s Series 2026-1 Class A Secured Green Standard Railcar Notes (the “Class A Notes”) and (ii) an aggregate principal amount of $33,360,000 of TRL-2025’s Series 2026-1 Class B Secured Green Standard Railcar Notes (the “Class B Notes” and together with the Class A Notes, the “Notes”). The Notes were issued pursuant to a Master Indenture, dated October 28, 2025 (the “Indenture”) among TRL-2025, U.S. Bank Trust Company, National Association, as indenture trustee, and U.S. Bank National Association, as securities intermediary. The Indenture is supplemented by a Series 2026-1 Supplement dated April 17, 2026 (the “Indenture Supplement”).
The Class A Notes bear interest at a fixed rate of 5.35%, are payable monthly, and have a stated final maturity date of April 19, 2056. The Class B Notes bear interest at a fixed rate of 5.56%, are payable monthly, and have a stated final maturity date of April 19, 2056.
TRL-2025 previously issued (i) an aggregate principal amount of $498,580,000 of its Series 2025-1 Class A Secured Green Standard Railcar Equipment Notes (the “2025 Class A Notes”) and (ii) an aggregate principal amount of $36,660,000 of its Series 2025-1 Class B Secured Green Standard Railcar Equipment Notes (the “2025 Class B Notes”) (the 2025 Class A Notes and the 2025 Class B Notes are, collectively, the “Existing Notes”) under the Indenture.
The Notes are obligations of TRL-2025 only. The Notes and the Existing Notes are secured by a portfolio of railcars and operating leases acquired and owned by TRL-2025 (the “Railcar Portfolio”) and other assets of TRL-2025. The Notes were offered and sold in a private placement solely to qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to persons who are not U.S. persons in offers and sales that occur outside the United States in reliance on Regulation S under the Securities Act, pursuant to a note purchase agreement as described in the Company's Form 8-K filed April 6, 2026.
While the stated final maturity of the Notes is April 19, 2056, cash flow from TRL-2025's assets will be applied, pursuant to the payment priorities of the Indenture, so as to amortize the Notes to achieve monthly targeted principal balances. If the cash flow assumptions used in determining the targeted balances are met, it is anticipated that the Notes will be repaid well in advance of their stated final maturity date. There can be no assurance, however, that such cash flow assumptions will be realized. In addition, the Notes may be subject to acceleration upon the occurrence of certain events of default under the Indenture, including a failure to pay interest on the Notes, and a failure of the Notes to amortize to the extent that, over time, the outstanding principal balance of the Notes together with the Existing Notes were to eventually exceed the sum of the depreciated value of the Railcar Portfolio and the amounts on deposit in certain accounts of TRL-2025. The decision whether to accelerate or exercise other remedies against TRL-2025 and its assets will be under the control of holders representing a majority of the senior class of the outstanding principal balance of the Notes together with the Existing Notes.
TRL-2025 purchased the Railcar Portfolio directly, in multiple tranches, from TILC and from TILC’s affiliates, Trinity Rail Leasing Warehouse Trust, Trinity Rail Leasing 2010 LLC, and Trinity Rail Leasing 2019 LLC (“TRL-2019”). Net proceeds received from the railcars acquired in connection with the issuance of the Notes will be used (i) to redeem an aggregate principal amount of $377,100,000 of TRL-2019’s Series 2019-1 Secured Railcar Equipment Notes, and (ii) for general corporate purposes.
As noted above, the Notes are solely the obligations of TRL-2025. TILC has, however, entered into certain agreements relating to the transfer of the Railcar Portfolio to TRL-2025 and the management and servicing of TRL-2025's assets. These agreements contain certain representations, undertakings and indemnities customary for asset sellers and service providers in transactions of this type.
The Indenture was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, and is incorporated by reference. A copy of the Indenture Supplement is attached as Exhibit 10.1 hereto and is incorporated by reference. The description of the Indenture and the Indenture Supplement contained herein does not purport to be complete and is qualified in its entirety by the full text of the relevant exhibit.

Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s estimates, expectations, beliefs, intentions or strategies for the future, including the anticipated repayment of the Notes. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future. Forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Company’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the repayment of the Notes is subject to general market and other conditions, which in turn are subject to a broad range of risks and uncertainties that could affect the Company, and there are no assurances that the Notes will be repaid when expected or at all. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by the Company’s Quarterly Reports on Form 10-Q, and the Company’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1	Series 2026-1 Supplement dated April 17, 2026, by and between Trinity Rail Leasing 2025 LLC, U.S. Bank Trust Company, National Association, and U.S. Bank National Association
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

April 21, 2026	By:	/s/ Jared S. Richardson
Name: Jared S. Richardson
Title: Vice President and Secretary